ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.
as Assignee

and

COUNTRYWIDE HOME LOANS SERVICING LP,
as Servicer

Dated as of

January 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of January 1, 2007, among GS Mortgage Securities Corp., as assignee (the “Assignee”), Goldman Sachs Mortgage Company, a New York limited partnership (the “Assignor”) and Countrywide Home Loans Servicing LP, as servicer (the “Servicer”):

WHEREAS, the Assignor and Countrywide Home Loans, Inc. (the “Seller”) have entered into that certain Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004 (the “Countrywide Sale Agreement”), as amended by Amendment Reg AB between the Assignor and the Seller, dated as of January 1, 2006 (“Amendment Reg AB,” and together with the Countrywide Sale Agreement, the “Sale Agreement”), pursuant to which the Seller sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, the Assignee has purchased from the Assignor, the Mortgage Loans (as defined below) pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, among the Assignor, the Assignee and the Seller;

WHEREAS, the Assignor and the Servicer have entered into that certain Servicing Agreement, dated as of July 1, 2004, as amended by Amendment Reg AB (the “Servicing Agreement”), pursuant to which the Servicer agreed to service for the benefit of the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Purchase Confirmations (as defined in the Sale Agreement);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor, the Assignor’s rights and obligations under the Servicing Agreement, with respect to certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2007 (the “Trust Agreement”), among the Assignee, as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), and each of Wells Fargo Bank, N.A., Deutsche Bank National Trust Company, U.S. Bank National Association and The Bank of New York, as custodians, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights and obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, and together with the Assignee’s rights and obligations under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           The Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor, as Owner under the Servicing Agreement, but only to the extent relating to the Mortgage Loans.

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreement.

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by such Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.           From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

The Servicer represents and warrants to the Assignee that (a) the Servicing Agreement is in full force and effect as of the date hereof, (b) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, and (c) the Servicer is servicing each Mortgage Loan pursuant to the terms of the Servicing Agreement.

3.           The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer as follows:

(a)           The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

(b)           The Assignee has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)           The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor’s obligations as Owner thereunder, with respect to the Mortgage Loans.

4.           The Servicer warrants and represents to, and covenants with, the Assignee that:

(a)           The Servicer is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

(b)           The Servicer has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Servicer. This Assignment Agreement has been duly executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)           No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(d)           As of the date hereof, the Servicer is not in default under the Servicing Agreement; and

(e)           The representations and warranties set forth in Section 2.1 (except with respect to Section 2.1(m)) of the Servicing Agreement are true and correct as of the date hereof.

5.           From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and shall look solely to the Assignee for performance of the Assignor’s obligations under the Servicing Agreement that arise from and after the date hereof with respect to the Mortgage Loans, provided that the Assignor shall retain those obligations that arise prior to the date hereof.

6.           Notice Addresses. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested.

(a)           The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention: Christina House

(b)           The Assignee’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Christina House

(c)           The Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Countrywide Home Loans Servicing LP
400 Countrywide Way
Simi Valley, California 93065
Attention: John Lindberg, Rachel Meza, Eric Varnen and Yuan Li

7.           This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

8.           Each party hereto hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Assignment Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of such party. This provision is a material inducement for the parties to enter into this Assignment Agreement.

9.           This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

10.           Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

11.           No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

12.           This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement by the Assignor.

13.           Notwithstanding the assignment of the Servicing Agreement of either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Servicer or the Assignor unless assigned by separate written instrument agreed upon by all applicable parties.

14.           For the purpose of facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be in original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP., as
Assignee

By:  /s/ Greg A. Finck
Name: Greg A. Finck
Title: Vice President

GOLDMAN SACHS MORTGAGE
COMPANY, as Assignor

By:  Goldman Sachs Real Estate Funding
Corp., its General Partner

By:  /s/ Greg A. Finck
Name: Greg A. Finck
Title: Vice President

COUNTRYWIDE HOME LOANS
SERVICING LP, in its capacity as Servicer

By:  Countrywide GP, Inc., its General Partner

By:  /s/ Kushal Bhakta
Name: Kushal Bhakta
Title: Vice President

Exhibit A

Mortgage Loans

A-1

Exhibit B

Servicing Agreement

B-1